   As filed with the Securities and Exchange Commission on February 9, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                                  ORGANIC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                      94-3258989
  (State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification Number)

              510 THIRD STREET
             SAN FRANCISCO, CA                                    94107
  (Address of Principal Executive Offices)                      (Zip Code)


        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                               RELATES: 333-91627

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                                 NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE REGISTERED             EACH CLASS IS TO BE REGISTERED
------------------------------------             ------------------------------
           Not Applicable                                Not Applicable

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  Common Stock
                           Par Value $0.0001 Per Share

                    Series C Preferred Stock Purchase Rights

       ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-91627, as amended) (the "Registration Statement").



       ITEM 2. EXHIBITS.

               EXHIBIT                            DESCRIPTION
               -------                            -----------
                3.1                Amended and Restated Certificate of
                                   Incorporation of the Registrant. Incorporated
                                   herein by reference to Exhibit 3.1 to the
                                   Registrant's Registration Statement.

                3.2                Amended and Restated Bylaws of the
                                   Registrant. Incorporated herein by reference to Exhibit 3.2.

                4.2                Specimen stock certificate of the Registrant.
                                   Incorporated herein by reference to Exhibit
                                   4.2 to the Registrant's Registration
                                   Statement.

                4.3                Form of Rights Agreement between the
                                   Registrant and EquiServe Trust Company, as
                                   Rights Agent. Incorporated herein by
                                   reference to Exhibit 4.3 to the Registrant's
                                   Registration Statement.

                4.4                Investors' Rights Agreement, dated as of
                                   February 8, 2000, by and among the
                                   Registrant, Organic Holdings, Inc. and
                                   Omnicom Group Inc. Incorporated herein by reference to Exhibit 4.4 to the Registrant's
                                   Registration Statement.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:   February 9, 2000



                                     ORGANIC, INC.





                                     By:    /s/ Margaret Maxwell Zagel
                                        ----------------------------------------
                                          Margaret Maxwell Zagel
                                          Vice President, Chief Legal
                                          and Administrative Officer
                                          and Secretary